UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04710

Exact name of registrant as specified in charter:	The Asia Pacific Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	3/31/2012

Date of reporting period:	3/31/2012

Item 1 – Reports to Stockholders

ANNUAL REPORT

March 31, 2012

The Asia Pacific Fund, Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The Asia Pacific Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Asia Pacific Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For general information on the Fund, please call (toll-free) the Pristine Advisers, our shareholders’ servicing agent, at: 1-(888) 4-ASIA-PAC

Current information about the Fund is available on its website (http://www.asiapacificfund.com). This website includes monthly updates of the Fund’s performance and other data as well as the Manager’s quarterly presentation of performance and asset allocations and comments on the current Asian outlook.

The Fund’s CUSIP number is 044901106.

The Asia Pacific Fund, Inc.

Share Price, Net Asset Value and Distribution History (Unaudited)

Quarter End	Closing Price at Quarter End	Net Asset Value per Share at Quarter End	Dividends and Distributions During Quarter*
Financial Year 2011/2012
June	$12.12	$13.21	—
September	9.36	10.00	—
December	9.40	10.37	—
March	10.58	11.67	—

Financial Year 2010/2011
June	$9.19	$10.08	—
September	11.02	12.10	—
December	11.95	12.94	—
March	11.83	13.06	—

Financial Year 2009/2010
June	$8.38	$8.89	—
September	9.68	10.24	—
December	10.40	11.08	—
March	9.95	10.97	—

Financial Year 2008/2009
June	$17.97	$19.81	—
September	13.22	15.21	—
December	6.42	6.98	$5.10
March	6.23	6.75	—

Financial Year 2007/2008
June	$25.31	$28.75	—
September	32.45	35.86	—
December	24.27	25.40	$8.15
March	19.75	21.70	—

*	Total per share distributions over the 5 years to March 31, 2012 amounted to $13.25. Total per share distributions over the Fund’s life (commencement of operations: May 4, 1987) have amounted to $30.78.

The Asia Pacific Fund, Inc.

The Fund’s Management

Directors

Michael J. Downey, Chairman

Jessica M. Bibliowicz

Robert H. Burns

Robert F. Gunia

Douglas Tong Hsu

Duncan M. McFarland

David G. P. Scholfield

Nicholas T. Sibley

Officers

Brian A. Corris, President

Grace C. Torres, Vice-President

M. Sadiq Peshimam, Treasurer and Chief Financial Officer

Deborah A. Docs, Secretary and Chief Legal Officer

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Investment Manager

Baring Asset Management (Asia) Limited

1901 Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

Computershare Trust Company N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

for the fiscal year ended March 31, 2012

Overview

During the fiscal year ended March 31, 2012, the Fund’s net asset value (NAV) per share, fell by 10.6%.

This compares with a decrease of 6.8% in the Fund’s reference benchmark, the MSCI All Countries (AC) Asia Ex-Japan Gross Index. By way of international comparison, the returns of the S&P 500 Price and MSCI World Gross indices were +6.2% and +1.1% respectively.

The top three performing markets, as measured by the MSCI country indices in US dollar terms over the period, were the Philippines (+25.2%), Thailand (+13.5%) and Indonesia (+5.8%). The bottom three were Sri Lanka (-28.6%), India (-20.5%) and Vietnam (-18.8%). Most of the Asian currencies weakened against the US dollar, and in particular, the Indian and Sri Lankan Rupees.

An analysis of Asian markets over the fiscal year to March 31, 2012 shows three distinct phases, as highlighted in Chart 1.

Chart 1. MSCI AC Asia Ex-Japan Price Index (March 2011 – March 2012)

Index re-based to 100 as at March 31, 2011.

Source: Factset

The Asia Pacific Fund, Inc.

The nadir of a challenging year for the Asian markets occurred in August/September, when they fell by nearly 25% across the region. Negative factors included a mix of external debt headwinds (Greek and other indebted European sovereign debt issues, US fiscal debt ceiling) and domestic macro challenges such as monetary tightening and other policy measures to curb inflation and potential asset bubbles in China and India. However, Asian markets ended the fiscal year on a more positive note, helped by a robust rally in the first quarter of this year. Investors’ sentiment was boosted by a number of positive developments, including signs of stabilization in the European banking system following the implementation of two long-term refinancing options (LTRO) by the European Central Bank, stronger than expected US economic data, and hopes that the worst of the tightening in China was over. Investors were also heartened by a 50bp cut in the reserve requirement ratio (RRR) by the Chinese authorities.

At a geographical level, the ASEAN markets were the clear out-performers over the review period, whereas the markets impacted by high inflation, namely India and China, suffered. Among sectors, defensive ones including Telecoms, Consumer Staples and Utilities out-performed, while economically sensitive ones including Materials, Industrials and Energy lagged. An analysis of the various styles shows that value and small-cap styles again dominated over the fiscal year.

Through the period under review, we favored companies with strong franchises that are well positioned to benefit from the long-term secular growth in domestic demand across the region. In terms of strategy, China, Korea and Thailand were our preferred markets. We retained our cautious view on India and Hong Kong.

Over the period, the major performance detractor was stock selection in Hong Kong and India, while Taiwan and the Philippines added value. This was offset to some extent by positive country allocation decisions which favored ASEAN and Korea, as well as our cautious stance on India.

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

continued

Table 1. Stock Market Performance

April 2011 – March 2012 (MSCI free indices on a gross basis in USD terms)

Country - Index	2Q 2011%	3Q 2011%	4Q 2011%	1Q 2012%	1 Yr to 03/31/2012%
North Asia
Hong Kong	–1.0	–19.9	6.3	13.4	–4.4
Taiwan	1.7	–17.7	–0.4	14.5	–4.5
Korea	0.9	–23.2	5.9	15.5	–5.3
China	–1.7	–25.2	8.1	9.9	–12.7
ASEAN
Philippines	3.3	–6.9	7.0	21.6	25.2
Thailand	–1.9	–14.3	11.5	21.1	13.5
Indonesia	8.0	–11.0	5.8	4.1	5.8
Malaysia	3.5	–17.0	11.7	8.5	4.2
Singapore	2.0	–18.2	–1.0	19.3	–1.5
South Asia
Vietnam	–3.8	–12.8	–21.8	23.7	–18.8
India	–3.6	–19.9	–14.2	20.1	–20.5
Sri Lanka	–8.7	–2.0	–17.2	–3.6	–28.6
Region
MSCI AC Asia Ex-Japan Gross	0.1	–20.8	3.3	13.8	–6.8
Source: Baring Asset Management, Factset.

Table 2. Currency Market Performance vs USD (Month-ends)*

March 2011 – March 2012

Currency US$/local rate	March 2011	June 2011	Sept 2011	Dec 2011	March 2012	12M Change (%)
North Asia
Chinese Renminbi	6.55	6.46	6.39	6.29	6.30	4.0
Hong Kong Dollar	7.78	7.78	7.78	7.77	7.76	0.3
New Taiwan Dollar	29.41	28.72	30.48	30.28	29.51	–0.3
South Korean Won	1,097	1,068	1,178	1,152	1,133	–3.2
ASEAN
Philippine Peso	43.40	43.34	43.73	43.86	42.94	1.1
Singapore Dollar	1.26	1.23	1.30	1.30	1.26	—
Malaysian Ringgit	3.03	3.02	3.19	3.17	3.06	–1.0
Thai Baht	30.25	30.73	31.09	31.55	30.85	–1.9
Indonesian Rupiah	8,708	8,576	8,790	9,068	9,144	–4.8
South Asia
Vietnamese Dong	20,895	20,585	20,830	21,034	20,850	0.2
Indian Rupee	44.60	44.70	48.98	53.11	50.95	–12.5
Sri Lankan Rupee	110.40	109.50	110.20	113.90	128.25	–13.9
Source: Baring Asset Management, Factset.

*	Rounded up to the nearest tenth of one percent

The Asia Pacific Fund, Inc.

Chart 2. Performance of the Asia Pacific Fund’s NAV against its Benchmark Index*

*	Investment involves risk and past performance figures shown are not indicative of future performance.

Note:	The chart above compares the growth of a $100 investment in the Asia Pacific Fund with a similar investment in the MSCI AC Asia Ex-Japan Gross Index (the “Index”), beginning with the start date of the index on December 31, 1987.

Source:	Baring Asset Management, Factset.

Performance

During the 12-month period ended March 31, 2012, the Fund’s NAV per share was down $1.39, from $13.06 to $11.67. In percentage terms, the Fund’s total return performance was -10.6%. This compares with a decline of -6.8% by the reference benchmark index, the MSCI AC Asia Ex-Japan Gross Index. The Fund’s share price fell by 10.6% over the period, from $11.83 to $10.58. As the portfolio continued to carry forward losses in the fiscal year, the Fund did not make any distributions.

Over the fiscal year to March 31, 2012, the attribution analysis showed that stock selection in Hong Kong and India detracted value, caused by a number of specific stock holdings which under-performed. This was offset to some extent by positive stock selection contribution from Taiwan and Korea, with our exposure to Korean consumer stocks and smartphone-related stocks in Taiwan/Korea adding the most value. With regard to country allocation, our increased exposure to ASEAN and Korea added value, as did our cautious stance on India.

As far as the Fund’s detailed performance attribution is concerned, the top five stock contributors were Catcher Technology (Taiwan), AirAsia (Malaysia), Hyundai Department Store (Korea), Samsung Electronics (Korea) and Lenovo Group (China). The top five stock detractors

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

continued

were China High Precision Automation (Hong Kong), CSR Corp. (China), China Mobile (China), Borneo Lumbung Energi & Metal (Indonesia) and Hyundai Heavy Industries (Korea).

Table 3. Performance of Asia Pacific Fund, the Region and Major World Markets* (on a gross (dividend reinvested) basis to March 31, 2012, in USD terms)

	1 Yr %	3 Yrs %	5 Yrs %	10 Yrs %
Asia Pacific Fund – NAV	–10.6	72.9	23.6	205.5
Asia Pacific Fund – Price	–10.6	69.8	26.9	219.4
MSCI AC Asia Ex-Japan	–6.8	93.9	29.7	206.3
S&P Composite 500 (Price)	6.2	76.5	–0.9	22.8
MSCI Europe	–6.9	65.7	–15.9	78.8
MSCI Japan	0.4	40.8	–22.9	49.0

*	Investment involves risk and past performance figures shown are not indicative of future performance.

Source:	Baring Asset Management, Factset

Portfolio Strategy

Over the first half of the review period, we raised cash by trimming some portfolio holdings and locking in profits in Korea and Indonesia following a period of strong performance. After the market sell-off in September, we reinvested the cash, reduced exposure to China and Taiwan and added to holdings in Hong Kong, ASEAN and India. Korea remained one of our preferred markets through most of the fiscal year. The Indian market was a major underperformer relative to the region for most of 2011. Nevertheless, as we became less negative on its outlook, we took advantage of the low stock prices to reduce our underweight exposure. Lastly, over the final two months of the fiscal year, as the valuation of a number of stocks on our investment radar screen looked particularly attractive, we introduced a degree of leverage in the portfolio to take advantage of this.

As far as sectors are concerned, as mentioned above, we placed emphasis on sectors which are likely to benefit from the long-term secular growth in domestic demand across the region. These included Consumer Discretionary, Industrials and Information Technology.

The Asia Pacific Fund, Inc.

Table 4. Asset Allocation at Quarter Ends (% of Fund’s Net Assets)*

Country	Mar 31, 2011%	June 30, 2011%	Sept 30, 2011%	Dec 31, 2011%	Mar 31, 2012%
North Asia	73.5	75.1	73.6	73.7	79.4
Hong Kong/China	35.3	37.2	35.2	38.2	38.6
South Korea	23.9	23.4	22.5	23.0	24.2
Taiwan	14.3	14.5	15.9	12.5	16.6
ASEAN	17.0	16.6	10.3	16.5	16.6
Indonesia	5.6	5.4	3.9	5.8	5.0
Philippines	1.8	1.1	—	1.4	—
Malaysia	2.8	3.0	1.1	1.2	2.7
Singapore	5.6	5.4	3.9	4.8	4.9
Thailand	1.2	1.7	1.4	3.3	4.0
South Asia	9.3	7.5	8.5	8.9	8.9
India	7.1	5.8	6.4	7.2	7.4
Vietnam	0.8	0.7	0.7	0.6	0.7
Sri Lanka	1.4	1.0	1.4	1.1	0.8
Cash & Other	0.2	0.8	7.6	0.9	–4.9

*	Rounded up to the nearest tenth of one percent

While the outlook for growth in Asian economies remains relatively positive and equity valuations remain relatively attractive, in the short term, global and regional macro uncertainties are likely to keep Asian equity markets volatile and confined to a +/- 20% trading range. In this environment, we prefer to hold steady growth companies with quality management and strong balance sheets at fair to low valuations.

Baring Asset Management (Asia) Limited

April 15, 2012

The Asia Pacific Fund, Inc.

Portfolio of Investments

March 31, 2012

Shares	Description		Value (Note 1)
	LONG-TERM INVESTMENTS – 104.9%

	EQUITIES – 104.2%

	CHINA (INCLUDING HONG KONG) – 38.6%
586,000	AIA Group Ltd. (Diversified Financials)	$	2,146,880
766,000	Anhui Conch Cement Co. Ltd. (Class “H” Shares) (Materials)		2,426,563
926,500	Baoxin Auto Group Ltd.* (Consumer Discretionary)		1,108,381
1,326,000	Belle International Holdings Ltd. (Consumer Discretionary)		2,380,313
1,200,500	BOC Hong Kong Holdings Ltd. (Banking)		3,316,021
146,000	Cheung Kong Holdings Ltd. (Real Estate-Developers)		1,885,739
2,443,000	China High Precision Automation Group Ltd. (Information Technology)		421,557
1,466,000	China Longyuan Power Group Corp. (Class “H” Shares) (Utilities)		1,225,198
225,000	China Mobile Ltd. (Diversified Telecommunications)		2,475,839
303,000	China Shenhua Energy Co. Ltd. (Class “H” Shares) (Energy)		1,277,855
918,000	CNOOC Ltd. (Energy)		1,886,702
1,438,000	Dongfeng Motor Group Co. Ltd. (Class “H” Shares) (Consumer Discretionary)		2,596,179
197,500	Hengan International Group Co. Ltd. (Consumer Staples)		1,996,478
8,418,000	Industrial & Commercial Bank of China (Class “H” Shares) (Banking)		5,430,933
1,542,000	Lenovo Group Ltd. (Information Technology)		1,388,000
587,750	L’Occitane International SA (Hong Kong Exchange) (Consumer Discretionary)		1,391,124
423,000	Luk Fook Holdings (International) Ltd. (Consumer Discretionary)		1,285,524
1,394,000	PetroChina Co. Ltd. (Class “H” Shares) (Energy)		1,971,028
135,000	Sun Hung Kai Properties Ltd. (Real Estate-Developers)		1,677,602
55,300	Tencent Holdings Ltd. (Information Technology)		1,542,451
728,000	Tingyi Cayman Islands Holding Corp. (Consumer Staples)		2,104,629
1,100,000	Want Want China Holdings Ltd. (Consumer Staples)		1,229,533
438,000	Wharf Holdings Ltd. (Real Estate-Developers)		2,380,205
629,500	Zhaojin Mining Industry Co. Ltd. (Class “H” Shares) (Materials)		1,055,442

			46,600,176

	INDIA – 7.4%
35,037	Bajaj Auto Ltd. (Consumer Discretionary)		1,154,581
267,089	Bharat Heavy Electricals Ltd. (Industrials)		1,348,159

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Shares	Description		Value (Note 1)
122,965	ICICI Bank Ltd. (Banking)	$	2,148,659
48,978	Larsen & Toubro Ltd. (Industrials)		1,258,459
100,828	Reliance Industries Ltd. (Energy)		1,485,553
68,143	Tata Consultancy Services Ltd. (Information Technology)		1,563,363

			8,958,774

	INDONESIA – 5.0%
9,807,000	PT Alam Sutera Realty Tbk (Real Estate-Developers)		664,954
152,000	PT Astra International Tbk (Consumer Discretionary)		1,229,265
2,474,500	PT Bank Rakyat Indonesia Persero Tbk (Banking)		1,880,772
1,117,000	PT Indocement Tunggal Prakarsa Tbk (Materials)		2,253,789

			6,028,780

	MALAYSIA – 2.7%
537,100	CIMB Group Holdings Bhd (Banking)		1,348,229
347,000	Genting Bhd (Consumer Discretionary)		1,227,837
587,100	Kencana Petroleum Bhd* (Energy)		603,677

			3,179,743

	SINGAPORE – 4.9%
216,000	DBS Group Holdings Ltd. (Banking)		2,436,562
254,210	Keppel Corp. Ltd. (Industrials)		2,222,479
671,000	Olam International Ltd. (Consumer Staples)		1,259,743

			5,918,784

	SOUTH KOREA – 24.2%
2,061	CJ CheilJedang Corp. (Consumer Staples)		611,179
23,490	Hana Financial Group, Inc. (Banking)		885,242
11,265	Hyundai Heavy Industries Co. Ltd. (Industrials)		3,196,414
9,468	Hyundai Home Shopping Network Corp. (Consumer Discretionary)		1,119,732
5,659	Hyundai Mobis (Consumer Discretionary)		1,430,920
13,434	Hyundai Motor Co. (Consumer Discretionary)		2,762,563
59,576	KB Financial Group, Inc. (Banking)		2,174,191
5,576	LG Chem Ltd. (Materials)		1,820,855
3,646	Lotte Shopping Co. Ltd. (Consumer Discretionary)		1,142,341
7,918	NHN Corp. (Information Technology)		1,816,937
7,441	Samsung Electronics Co. Ltd. (Information Technology)		8,373,218
7,050	Samsung Engineering Co. Ltd. (Industrials)		1,505,759
6,291	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)		1,188,186
30,420	Shinhan Financial Group Co. Ltd. (Banking)		1,174,595

			29,202,132

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Portfolio of Investments

continued

Shares	Description		Value (Note 1)
	SRI LANKA – 0.8%
711,745	Sampath Bank PLC (Banking)	$	997,830

	TAIWAN – 16.6%
183,000	Asustek Computer, Inc. (Information Technology)		1,726,795
129,000	Catcher Technology Co. Ltd. (Information Technology)		911,298
2,753,000	Chinatrust Financial Holding Co. Ltd. (Diversified Financials)		1,730,273
2,780,000	Eva Airways Corp. (Industrials)		1,709,567
1,152,000	Far Eastern Department Stores Co. Ltd. (a) (Consumer Discretionary)		1,473,445
321,000	Formosa Chemicals & Fibre Corp. (Materials)		937,512
724,000	Hon Hai Precision Industry Co. Ltd. (Information Technology)		2,808,721
91,000	MediaTek, Inc. (Information Technology)		871,013
1,677,000	Pegatron Corp. (Information Technology)		2,613,698
390,000	Radiant Opto-Electronics Corp. (Information Technology)		1,731,014
812,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)		2,335,760
2,358,000	Yuanta Financial Holding Co. Ltd. (Diversified Financials)		1,226,357

			20,075,453

	THAILAND – 4.0%
670,135	PTT Global Chemical PCL (Materials)		1,542,288
173,800	PTT PCL (Energy)		1,994,334
1,315,600	Supalai PCL (Real Estate-Developers)		665,263
263,200	Thai Union Frozen Products PCL (Consumer Staples)		603,611

			4,805,496

	Total equities (cost $107,110,656)		125,767,168

	EXCHANGE TRADED FUND – 0.7%

	VIETNAM
44,250	Market Vectors Vietnam ETF (New York Stock Exchange) (cost $1,066,605)		844,290

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Units	Description		Value (Note 1)
	RIGHTS

	TAIWAN
137,557	Chinatrust Financial Holding Co. Ltd. (Diversified Financials) (cost $0)	$	10,487

	Total long-term investments (cost $108,177,261)		126,621,945

Shares
	SHORT-TERM INVESTMENTS – 0.9%

	MONEY MARKET MUTUAL FUND

	UNITED STATES
1,114,403	JPMorgan Prime Money Market Fund/Premier (cost $1,114,403)		1,114,403

	Total Investments – 105.8% (cost $109,291,664; Note 4)		127,736,348
	Liabilities in excess of other assets – (5.8%)		(7,021,655)

	Net Assets – 100.0%	$	120,714,693

The following annotation is used in the Portfolio of Investments:

ETF – Exchange Traded Fund

* Non income producing security.

(a) An independent director of the Fund is Chairman of the Company.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3 – significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Portfolio of Investments

continued

The following is a summary of the inputs used as of March 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Equities
China (including Hong Kong)	$46,178,619	$—	$421,557
India	8,958,774	—	—
Indonesia	6,028,780	—	—
Malaysia	3,179,743	—	—
Singapore	5,918,784	—	—
South Korea	29,202,132	—	—
Sri Lanka	997,830	—	—
Taiwan	20,075,453	—	—
Thailand	4,805,496	—	—
Exchange Traded Fund
Vietnam	844,290	—	—
Rights
Taiwan	—	10,487	—
Money Market Mutual Fund	1,114,403	—	—

Total	$127,304,304	$10,487	$421,557

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2012 was as follows:

Information Technology	23.3%
Banking	18.1
Consumer Discretionary	16.8
Industrials	9.3
Materials	8.3
Energy	7.6
Consumer Staples	6.5
Real Estate-Developers	6.0
Diversified Financials	4.2
Diversified Telecommunications	2.1
Insurance	1.0
Utilities	1.0
Money Market Mutual Fund	0.9
Exchange Traded Fund	0.7

105.8
Liabilities in excess of other assets	(5.8)

Total	100.0%

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of March 31, 2012 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Investments, at value	$10,487	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$437,051

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights
Equity contracts	$10,487

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Assets and Liabilities

March 31, 2012

Assets
Investments, at value (cost $109,291,664)	$	127,736,348
Foreign currency (cost $1,127,436)		1,126,913
Receivable for investments sold		1,634,027
Dividends and interest receivable		279,259
Prepaid assets		53,875

Total assets		130,830,422

Liabilities
Loan payable		8,000,000
Payable for investments purchased		1,747,651
Accrued expenses and other liabilities		243,550
Investment management fee payable		98,444
Administration fee payable		26,084

Total liabilities		10,115,729

Net Assets	$	120,714,693

Net assets comprised:
Common stock, at par	$	103,441
Paid-in capital in excess of par		128,801,669

		128,905,110
Accumulated net investment loss		(349,964)
Accumulated net realized loss on investment and foreign currency transactions		(26,279,832)
Net unrealized appreciation on investments and foreign currencies		18,439,379

Net Assets, March 31, 2012	$	120,714,693

Net Asset Value per share: ($120,714,693 / 10,344,073 shares of common stock outstanding)	$	11.67

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Operations

Year Ended March 31, 2012

Net Investment Loss

Income
Dividends (net of foreign withholding taxes of $269,201)	$	2,169,790

Expenses
Investment management fee		1,165,208
Administration fee		309,003
Directors’ fees and expenses		298,000
Custodian’s fees and expenses		206,000
Legal fees and expenses		205,000
Insurance expense		148,000
Reports to shareholders		125,000
Audit fees and expenses		41,000
Transfer agent’s fees and expenses		30,000
Loan interest and commitment fees (Note 6)		29,133
Registration expenses		25,000
Miscellaneous		76,424

Total expenses		2,657,768

Net investment loss		(487,978)

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Transactions
Net realized gain (loss) on:
Investment transactions		954,860
Foreign currency transactions		(385,366)
Financial futures transactions		437,051

		1,006,545

Net change in unrealized appreciation (depreciation) on:
Investments		(14,870,046)
Foreign currencies		(10,205)

		(14,880,251)

Net loss on investments, foreign currency and futures transactions		(13,873,706)

Net Decrease In Net Assets Resulting From Operations	$	(14,361,684)

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Changes in Net Assets

		Year Ended March 31,
Increase (Decrease) In Net Assets		2012		2011

Operations
Net investment loss	$	(487,978)	$	(612,531)
Net realized gain on investments, foreign currency and futures transactions		1,006,545		11,019,856
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(14,880,251)		11,228,872

Net increase (decrease) in net assets resulting from operations		(14,361,684)		21,636,197

Total increase (decrease)		(14,361,684)		21,636,197

Net Assets
Beginning of year	$	135,076,377	$	113,440,180

End of year	$	120,714,693	$	135,076,377

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Notes to Financial Statements

The Asia Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation through investment of at least 80% of investable assets in equity securities of companies in the Asia Pacific countries.

Note 1.	Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from these estimates and assumptions.

Securities Valuation

Securities for which the primary market is on an exchange are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the last bid price quoted on such day. Securities for which reliable market quotations are not readily available, or whose value have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other funds managed by Baring Asset Management (Asia) Limited. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Foreign Currency Translation

The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rate of exchange.

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Stock Index Futures Contracts

A stock index futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a stock index futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on stock index futures contracts.

The Fund may utilize stock index futures contracts for hedging and investment purposes. Should market prices for the futures contracts or the underlying assets move in ways not anticipated by the Fund, losses may result. The use of futures contracts for hedging and investment purposes involves the risk of imperfect correlation in the movements in

The Asia Pacific Fund, Inc.

prices of futures contracts and the underlying assets being hedged or the exposures desired by the Fund.

Security Transactions and Net Investment Income

Security transactions are recorded on the trade date. Realized and unrealized gains (losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results may differ from such estimates.

Dividends and Distributions

Dividends from net investment income, if any, are declared and paid at least annually in a manner that qualifies for the dividends-paid deduction. The Fund’s current intention is to distribute at least annually any net capital gains in excess of net capital loss carryforwards in a manner that avoids income and excise taxes being imposed on the Fund. Dividends and distributions are recorded on the ex-dividend date. The Fund may choose to satisfy the foregoing by making distributions in cash, additional Fund shares, or both.

The Fund could determine in the future to retain net long-term capital gains in respect of any fiscal year without affecting the ability of the Fund to qualify as a regulated investment company. In that case, the Fund would be subject to taxation on the retained amount and shareholders subject to U.S. federal income taxation would be required to include in income for tax purposes their shares of the undistributed amount and would be entitled to credits or refunds against their U.S. federal income tax liabilities with respect to their proportionate shares of the tax paid by the Fund.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Taxes

It is the Fund’s current intention to continue to meet the requirements of the U.S. Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute all of its taxable income and capital gain to shareholders. Therefore, no federal income tax provision is required. If the Fund determines in the future to retain capital gains, the Fund will provide for all required taxes.

Withholding tax on foreign dividends and interest and foreign capital gains tax is accrued in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

Note 2.	Investment Management and Administration Agreements

The Fund has a management agreement with Baring Asset Management (Asia) Limited (the “Investment Manager”) and an administration agreement with Prudential Investments LLC (the “Administrator”).

The investment management fee is computed weekly and payable monthly at the following annual rates: 1.00% of the Fund’s average weekly net assets up to $100 million and 0.70% of such assets in excess of $100 million.

The administration fee is also computed weekly and payable monthly at the following annual rates: 0.25% of the Fund’s average weekly net assets up to $200 million and 0.20% of such assets in excess of $200 million.

Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical, administrative and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3.	Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2012 aggregated $175,292,839 and $169,489,311, respectively. 157 index futures contracts were bought and sold/closed with an aggregate value of $10.96 million and $11.39 million, respectively.

Note 4.	Distributions and Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from generally accepted accounting principles. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended March 31, 2012, the adjustments were to decrease accumulated net investment loss by $180,827, decrease accumulated net realized loss on investment and foreign currency transactions by $385,366 and decrease paid-in capital in excess of par by $566,193 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, net operating

The Asia Pacific Fund, Inc.

loss and other book to tax differences. Net investment loss, net realized gain and net assets were not affected by these adjustments.

In the absence of taxable earnings for the years ended March 31, 2012 and March 31, 2011, the Fund did not make any distributions to shareholders.

In addition, as of March 31, 2012, there were no distributable earnings on a tax basis.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended March 31, 2012 (“post-enactment losses”) for an unlimited period. Post enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning before March 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $1,851,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended March 31, 2012. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of March 31, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre- Enactment Losses:
Expiring 2017	9,777,000
Expiring 2018	15,355,000

$25,132,000

The Fund elected to treat post-October capital losses of approximately $407,000 and certain late-year ordinary income losses of approximately $332,000 as having been incurred in the fiscal year ending March 31, 2013.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$110,049,528	$23,344,326	$(5,657,506)	$17,686,820

The difference between book basis and tax basis is attributable to deferred losses on wash sales and investments in passive foreign investment companies.

The adjusted net unrealized appreciation on a tax basis was $17,681,515, which included other tax basis adjustments of $5,305 that were primarily attributable to appreciation/depreciation of foreign currency.

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5.	Capital

There are 30 million shares of $0.01 par value common stock authorized.

Note 6.	Borrowings

The Fund currently is a party to a committed credit facility with a bank. The credit facility provides for a maximum commitment of $20,000,000 (prior to July 27, 2011: $10,000,000). Interest on any borrowings under the credit facility is at contracted market rates. The Fund pays a commitment fee on the unused portion of the facility. The commitment fee is accrued daily and paid quarterly. The Fund’s obligations under the credit facility are secured by substantially all the assets of the Fund. The purpose of the credit facility is to assist the Fund with its general cash flow requirements, including the provision of portfolio leverage.

During the year ended March 31, 2012, the Fund utilized the credit facility and had an average daily outstanding loan balance of $3,684,932 during the 73 day period that the facility was utilized, at an average interest rate of 0.62%. The maximum amount of loan outstanding during the period was $8,000,000. There was a balance of $8,000,000 outstanding at March 31, 2012.

Note 7.	New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At

The Asia Pacific Fund, Inc.

this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

The Asia Pacific Fund, Inc.

Financial Highlights

	Year Ended March 31,
Per Share Operating Performance:	2012		2011
Net asset value, beginning of year	$13.06		$10.97

Net investment income (loss)	(0.05)		(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.34)		2.15

Total from investment operations	(1.39)		2.09

Less dividends and distributions:
Dividends from net investment income	—		—

Distributions paid from capital gains	—		—

Total dividends and distributions	—		—

Net asset value, end of year	$11.67		$13.06

Market value, end of year	$10.58		$11.83

Total investment return (a):	(10.57)%		18.89%

Ratios to Average Net Assets:
Total expenses (including loan interest) (c)	2.15	%(b)	2.01	%(b)
Net investment income (loss)	(0.40)%		(0.51)%

Supplemental Data:
Average net assets (000 omitted)	$123,601		$120,668
Portfolio turnover rate	137%		136%
Net assets, end of year (000 omitted)	$120,715		$135,076

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.
(b)	The expense ratio without loan interest expense would have been 2.15%, 2.00%, 2.21%, and 1.52% for the fiscal years ended March 31, 2012, 2011, 2010, and 2008, respectively.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

Shown above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s share.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

	Year Ended March 31,
Per Share Operating Performance:	2010		2009	2008
Net asset value, beginning of year	$6.75		$21.70	$24.03

Net investment income (loss)	(0.06)		0.12	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.28		(9.97)	5.73

Total from investment operations	4.22		(9.85)	5.82

Less dividends and distributions:
Dividends from net investment income	—		(0.04)	(0.91)

Distributions paid from capital gains	—		(5.06)	(7.24)

Total dividends and distributions	—		(5.10)	(8.15)

Net asset value, end of year	$10.97		$6.75	$21.70

Market value, end of year	$9.95		$6.23	$19.75

Total investment return (a):	59.71%		(41.95)%	28.68%

Ratios to Average Net Assets:
Total expenses (including loan interest) (c)	2.22	%(b)	1.95%	1.54	%(b)
Net investment income (loss)	(0.61)%		0.79%	0.31%

Supplemental Data:
Average net assets (000 omitted)	$100,915		$151,467	$297,765
Portfolio turnover rate	184%		220%	105%
Net assets, end of year (000 omitted)	$113,440		$69,864	$224,476

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

The Asia Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Asia Pacific Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of March 31, 2012, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2012, and the results of its operations, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 29, 2012

The Asia Pacific Fund, Inc.

Tax Information (Unaudited)

For the fiscal year ended March 31, 2012, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code or the following amounts: $269,201 foreign tax credit from recognized foreign source income of $2,414,096.

In January 2013, shareholders will be advised on IRS Form 1099-DIV or Substitute Form 1099-DIV as to the federal tax status of dividends and distributions received in calendar year 2012.

The Asia Pacific Fund, Inc.

Dividend Reinvestment Plan (Unaudited)

Shareholders may elect to have all distributions of dividends and capital gains automatically re-invested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (“the Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States Dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should complete the attached enrollment card or contact the Fund at 1-(800) 451-6788.

After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s (Computershare Trust Co., formerly known as Equiserve) fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

The Asia Pacific Fund, Inc.

Miscellaneous Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available:

•	Without charge, by calling the Fund’s toll-free telephone number (888) “ASIA-PAC”.

•	On the Securities and Exchange Commission website, http://www.sec.gov.

Information regarding the Fund’s proxy voting record for the 12-month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund’s Form N-PX is available without charge, upon request, by calling the Fund at its toll free number 1-(888) 4-ASIA-PAC and on the SEC’s website (http://www.sec.gov).

New York Stock Exchange and Securities and Exchange Commission Certifications

The Fund is listed on the New York Stock Exchange. As a result, it is subject to certain corporate governance rules and related interpretations issued by the Exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications.

The Fund’s President and Treasurer file certifications with the Securities and Exchange Commission regarding the quality of the Fund’s public disclosure. The certifications are made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The section 302 Certifications are filed as exhibits to the Fund’s annual report on Form N-CSR, which include a copy of the annual report together with certain other information about the Fund.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s N-Q Forms are available on the Commission’s website at http://www.sec.gov. The Fund’s N-Q Forms may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The “Fund Complex” consists of the Fund and any other investment companies managed by Baring Asset Management (Asia) Limited (the Investment Manager).

Independent Directors

Name, Address** and Age	Positions with Fund	Term of Office*** and Length of Time Served

Jessica M. Bibliowicz (52)	Director (Class II***)	Since 2006

Robert H. Burns (82)	Director (Class I***)	Since 1986

Michael J. Downey (68)	Director and Chairman (Class I***)	Since 1986 Since 1999

Robert F. Gunia (65)	Director (Class III***)	Since 1989

Douglas Tong Hsu (69)	Director (Class II***)	Since 1986

Duncan M. McFarland (68)	Director (Class I***)	Since 2005

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

President and Chief Executive Officer of National Financial Partners. (NYSE:NFP), an independent distributor of financial services products. Formerly, President and Chief Operating Officer of John A. Levin & Co., a registered investment advisor.	1

Chairman, Robert H. Burns Holdings Limited (an investment business), Hong Kong; formerly, Chairman and Chief Executive Officer, Regent International Hotels Limited, Hong Kong.	1

Private Investor.	1	Director, Alliance Capital L.P. Mutual Fund Complex (96 funds); Trustee, Merger Fund.

Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.;	1	Director of Advanced Series Trust, Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund.

Chairman and Chief Executive Officer, Far Eastern New Century Corp., Taiwan.	1

Formerly, Managing Partner and Chief Executive Officer, Wellington Management Company, LLP. (1994-2004); formerly Trustee, Financial Accounting Foundation (2001-2009).	1	Director of Gannett Co., Inc. and NYSE Euronext.

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

continued

Independent Directors continued

Name, Address** and Age	Positions with Fund	Term of Office*** and Length of Time Served

David G. P. Scholfield (68)	Director (Class II***)	Since 1988

Nicholas T. Sibley (73)	Director (Class III***)	Since 2001

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

Chairman, Acru China+ and Taiwan Absolute Return Funds; Senior Independent Director, Thames River Multi-Hedge; Director, Bank of China HK RMB Bond and RMB High Yield Bond Funds; Trustee and Investment Committee Member of two UK-registered Charitable Trusts; formerly, Managing Director Bank of Bermuda, Hong Kong (1998-2004) and Bank of Bermuda Country Head, Asia (2001-2004).	1

Fellow of the Institute of Chartered Accountants in England and Wales; Chairman of Aquarius Platinum Ltd.	1	Director of Richland Resources Limited.

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

continued

Information pertaining to the Officers of the Fund is set forth below.

Officers

Name, Address** and Age	Positions with Fund	Term of Office and Length of Time Served

Brian A. Corris (53)	President	Since 2007

Grace C. Torres (52)	Vice President	Since 2008

M. Sadiq Peshimam (48)	Treasurer and Chief Financial Officer Assistant Treasurer	Since 2008 2005-2008

Deborah A. Docs (54)	Secretary Chief Legal Officer Assistant Secretary	Since 1998 Since 2006 1989-1998

Andrew R. French (49)	Assistant Secretary	Since 2007

Valerie M. Simpson (53)	Chief Compliance Officer	Since 2007

Theresa C. Thompson (49)	Deputy Chief Compliance Officer	Since 2008

**	The address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077.

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years

Director of Institutional Group of Baring Asset Management (since October 2005); formerly Head of Institutional Pension Funds at Isis Asset Management (2000-2005), previously worked at Citigroup Asset Management, Credit Lyonnaise Securities (USA), Indosuez Capital Securities, James Capel & Co and Barclays de Zoete Wedd Ltd.; President of the Greater China Fund, Inc. (since 2008)

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; Treasurer and Principal Financial and Accounting Officer of The Greater China Fund, Inc. (since June 2007).

Assistant Treasurer and Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI.; Chief Legal-Officer and Secretary of The Greater China Fund, Inc. (since January 2007).

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary of PMFS; and Assistant Secretary of The Greater China Fund, Inc. (since June 2007).

Chief Compliance Officer (since April 2007) of Prudential Investments and AST Investment Services, Inc.; formerly Vice President – Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance (2007-2009); Chief Compliance Officer of The Greater China Fund, Inc. (since June 2007).

Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004); Deputy Chief Compliance Officer of The Greater China Fund, Inc. (since December 2007).

***	The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

****	This column includes all directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (the Exchange Act) (i.e., “public companies”) and other investment companies registered under the 1940 Act.

Privacy Notice

This notice is being provided on behalf of the companies listed in this Notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies, and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

Prudential, Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ and its affiliates. The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.

Your Financial Security, Your Satisfaction & Your PrivacyPrivacy 0019 Ed. 2/2012

MUTU-D4836

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account A

CG Variable Annuity Account I & II (Connecticut General)

Pruco Insurance Company of Iowa

All separate accounts that include the following names: Prudential, Pruco, and PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.

Prudential Annuities Distributors, Inc.

Global Portfolio Strategies, Inc.

Pruco Securities, LLC

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB

Prudential Trust Company

Investment Companies and Other Investment Vehicles

Asia Pacific Fund, Inc., The

Greater China Fund Inc., The

Prudential Investments Mutual Funds

Prudential Capital Partners, L.P.

Target Portfolio Trust, The

PB Financial Services, Inc.

Advanced Series Trust

The Prudential Series Fund

All funds that include the Prudential name

MUTU-D4836

155 Bishopsgate, London EC2M 3XY

Telephone +44 (0)20-7628 6000

Facsimile   +44 (0)20-7638 7928

Internet www.barings.com

• LONDON • BOSTON • FRANKFURT •

• GUERNSEY • HONG KONG •

• PARIS • SAN FRANCISCO •

• TAIPEI • TOKYO • TORONTO •

• VIENNA •

APBA

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Robert F. Gunia, member of the Board’s Audit Committee is an “audit committee financial expert” and that he is “independent” for purpose of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended March 31, 2012 and March 31, 2011, KPMG, the Registrant’s principal accountant, billed the Registrant $40,800 and $40,800, respectively for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

The Audit committee must pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors, including applicable non-audit services provided to the Company’s investment adviser and any entity in a control relationship with the investment adviser that provides ongoing services to the Company that relate directly to the operations and financial reporting of the Company.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h) Principal Accountants Independence

The Registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are, Robert F. Gunia, Duncan M. McFarland, David G.P. Scholfield and Nicholas T. Sibley.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to Baring Asset Management (Asia) Ltd., the investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant’s board of directors. The registrant’s procedures provide that the board of directors annually reviews the investment manager’s proxy voting policies and procedures and the investment manager’s proxy votes on behalf of the registrant.

A copy of the investment manager’s proxy voting policies and procedures is set forth below:

Baring Asset Management Group Companies

(the “Companies”)

Proxy Voting Policies and Procedures

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that they manage for many of their clients. The Companies will vote client proxies in accordance with the procedures set forth below unless the client retains in writing the right to vote proxies or the Companies determine that any benefit the client may gain from voting a proxy would be outweighed by the costs associated therewith. For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that they manage for those clients’ accounts. For ERISA clients (i.e., US employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on ERISA client securities unless the ERISA clients have explicitly retained the obligation to do so. The Companies also vote proxies for those clients who have invested in certain commingled funds, but do not vote proxies for clients who have invested in the (US registered) “active/passive” commingled funds maintained at State Street Bank and Trust (“State Street”), as State Street retains authority to vote proxies for those clients. To ascertain whether a particular client has delegated proxy voting responsibility to the Companies, please contact the Global Events Department.

The Companies reserve the right to amend these Proxy Voting Policies and Procedures from time to time without prior notice to their clients.

Special Circumstances When Proxy Votes May Not Be Cast

In some cases, the Companies may determine that it is not in the best economic interests of clients to vote proxies. For example, some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to the wishes of the Companies’ clients.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies linked to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting clients’ shares against the cost of voting.

In these instances, the Global Events Department will notify the appropriate portfolio managers of the costs or restrictions that may apply in voting proxies. Portfolio managers, with guidance from the Proxy Committee if desired, will weigh the economic benefit to the Companies’ clients of voting those proxies against the cost of doing so. The Global Events Department shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of the Companies.

Institutional Shareholder Services (“ISS”)

The Companies have contracted with ISS, an independent third party service provider, to vote the Companies’ clients’ proxies according to ISS’s proxy voting recommendations. ISS will also provide proxy analysis, vote recommendations, vote execution and record-keeping services for clients for which the Companies have proxy voting responsibility.

The clients’ custodians forward proxy materials to ISS for those clients who rely on the Companies to vote proxies. ISS forwards proxy proposals along with ISS proxy analysis and vote recommendations to the Companies. The Companies maintain standing instructions that direct ISS to vote all proxies in accordance with ISS recommendations.

The Companies and ISS hold service review meetings twice a year. During these meetings ISS are asked to confirm that their policies and controls, including those relating to conflicts of interest, have operated effectively during the period and that they have advised us of any occasions where they have been conflicted. ISS are requested to perform an annual 3rd Party risk assessment questionnaire prior to the first Service review meeting. The results are subsequently reviewed by the Barings IT department.

ISS Conflict of Interest

There may be instances when ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest. In these situations, the applicable portfolio manager will review the issue and, if the Companies do not also have a conflict of interest, direct the Global Events Department to direct ISS how to vote the proxies. If the Companies have a conflict of interest, the Companies, in their sole discretion, shall either engage an independent third party to provide a vote recommendation or contact the client for direction as to how to vote the proxies.

The Companies retain a copy of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest (as amended or updated from time to time, the “ISS Conflict Policy”), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates. The Companies believe that the ISS Conflict Policy contains policies and procedures that are reasonably designed to minimize any such potential conflicts of interest. The Proxy Voting Committee review the ISS Conflict Policy on an annual basis to confirm that it remains reasonably designed to minimise conflicts of interest.

Override of ISS Recommendation

There may be occasions where the Companies’ portfolio managers seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that the Companies’ portfolio managers disagree with an ISS recommendation on a particular voting issue, the appropriate portfolio manager shall document in writing the reasons that the portfolio manager believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Global Events Department. (Note: There may be occasions where portfolio managers want to vote differently for different clients due to the particular mandates. In these circumstances the portfolio managers are required to state the rationale for this and the way they will be voting for each client.)

The Global Events Team shall review the rationale stated to ensure that it is expressed in clear, understandable and complete sentences. The Portfolio Manager’s vote instruction and rationale is then forwarded on to the Proxy Committee for review. The Proxy Voting Committee will closely analyse the explanation given, and where concerned, further clarification will be requested from the Portfolio Manager. The vote decision can only be processed when ratification is received from a member of the Proxy Voting Committee from the following departments (where not conflicted) has agreed the vote decision:

Investment – Equities

Compliance

Investment Operations

(Note: Investment must approve before Compliance and Operations)

Responsibility for the provision of a clear rationale for each occasion when ISS recommendation is not to be followed rests with the Portfolio Manager. Each vote successfully cast against ISS recommendations is logged in the Quarterly Proxy Voting Committee pack and also recorded by the Global Events department.

Special Client Instructions

If a client has instructed the Companies how they would like the Companies to vote proxies on particular issues of corporate governance or other matters. The Companies will be responsible for voting in accordance with the client instructions. The Global Events Department will maintain a list of clients that have provided the Companies with special proxy voting instructions, and will ensure that the client’s account is set up as a segregated account with ISS. Furthermore, the Global Events Department is responsible for sending a request form to the Client Service Representative responsible for that client to obtain from the Client Service Representative the specific voting instructions on behalf of that client.

Proxy Voting Committee

The Companies have established a Proxy Voting Committee, which shall include representatives from Portfolio management, Operations, and Legal/Compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A list of the current members of the Proxy Voting Committee can be found in the Terms of Reference. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The Proxy Committee meetings may be conducted in person, by telephone, or via electronic communication (e-mail). A member of the Global Events Department will manage the proxy voting process, which includes the taking of minutes of the Proxy Committee, the voting of proxies, and the maintenance of appropriate records.

The Global Events Department shall call Proxy Committee meetings, prior to the casting of a vote, to review votes where ISS is conflicted. In these situations, the Proxy Committee shall meet to review the issue and direct ISS how to vote the proxy. The Proxy Committee shall review information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall describe any real or perceived conflict of interest and any procedures used to address such conflict of interest.

The Global Events Department shall also call quarterly Proxy Committee meetings to review the following:

•	Proxy Voting policy amendments

•	Corporate Governance issues

•	Votes against ISS

•	Votes where ISS were conflicted

•	Votes where BAM were conflicted

•	Conflicts of interest

•	Client requests

•	ISS Service issues

Conflicts of Interest – general

To avoid voting proxies in circumstances where the Companies have or may have any conflict of interest, real or perceived, the Companies have contracted with ISS to provide proxy analysis, vote recommendations and voting of proxies, as discussed herein. In instances where ISS has recused itself and makes no recommendation on a particular matter the portfolio manager can direct the Global Events department to direct ISS how to vote proxies assuming the portfolio manager and the Proxy Committee confirm the Companies are not conflicted. If an override submission is requested by a portfolio manager, the Proxy Committee shall determine how the proxy is to be voted, in which case the Proxy Committee will determine whether a conflict of interest exists and that the rationale to vote against ISS is reasonable and is in the best interests of clients.

There may be occasions when a portfolio manager and/or member of its team who are involved in the proxy voting decision may have a conflict of interest, or the Companies have a business relationship with the company soliciting the proxy. A person shall not be considered to have a conflict of interest if the person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any person with actual knowledge of a conflict of interest relating to a particular item shall disclose that conflict to the Global Events Department.

The following are examples of situations where a conflict of interest may exist:

•	The company soliciting the proxy is a client of the Companies;

•	The company soliciting the proxy is an affiliate of the Companies;

•	An employee of the Companies is a also a director, officer or employee of the company soliciting the proxy; and

•	A portfolio manager and/or a partner/spouse of a SIT member, who is involved in making the voting decision is a director, officer, or employee of the company soliciting the proxy.

•	A company that provides a service to Barings.

To monitor the above examples of where a conflict of interest may exist, the Global Events Department is responsible for maintaining a list of all publicly traded clients (and the client’s parent company) of the Companies. The Companies currently have no affiliates that are publicly traded companies. The London Legal Department shall maintain a list of all employees of the Companies who are directors or officers of publicly traded companies, and shall advise, as applicable, London Compliance, who will then advise the Global Events Department. The portfolio manager and members of the SIT who are involved in the voting decision are responsible for notifying the Global Events Department, via the proxy voting form, if said portfolio manager, member or said member’s partner/spouse is a director, officer or employee of the company soliciting the proxy or if the SIT member is aware of any other possible real or perceived conflicts of interest.

The Companies have a duty to vote proxies in the best interests of their clients. Therefore, in situations where there is a real or perceived conflict of interest, the Companies will either vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service, or disclose the conflict to the client and obtain the client’s direction to vote the proxy. Where a Company provides a service to Barings, the vote can only be cast in line with ISS recommendations, to maintain independence and avoid a conflict of interest.

The Committee has also noted that there is certain flexibility with regard to the voting of agenda items on board members and Directors. Barings find that in instances which are beneficial to clients and providing no conflict of interest, that the approval of Directors and Board Members performing more than one role for the company under review is acceptable. This approach aims to benefit the client in cases where the Independent third party proxy provider employs one steadfast rule across a very differing and unique agenda issue, which can vary greatly depending on the company being reviewed. Any vote decision that is not in line with ISS recommendation however, must be ratified by the Proxy Voting Committee as per the process described above.

Conflicts of interest – Barings Mutual Funds

Discretionary Clients.

Where the IMA requires it OR for UK mutual funds, we cannot vote our Clients’ holdings of any mutual funds or other securities managed or advised by Barings or any other member of the MassMutual group - an “In-House Vote” - unless we have obtained the relevant Client’s prior instructions on how to vote that particular holding - and irrespective of whether we are voting in line with ISS’s recommendation.

In this scenario, each Client will need to be contacted and their specific instructions sought on how we should vote. These instructions should be obtained in accordance with any applicable requirements as regards obtaining instructions as specified in the relevant IMA / Authorised Signatory list, with appropriate records maintained to demonstrate that this has been done.

The default position will be that it is assumed the client must be contacted unless proved otherwise (note: for UK mutual funds we must always contact the clients). Where the IMA does not require the client to be contacted, then we can only vote in line with ISS recommendations. If the Portfolio Manager wishes to override ISS recommendations they must get the written agreement of the client.

Mutual Funds

In a situation where one Barings mutual fund is invested in another Barings mutual fund then the following process should be followed.

UK Funds. These units cannot be voted. This is in accordance with FSA requirements.

Non UK Funds. Voting should be undertaken in accordance with the provisions stated in the general ‘Conflict of Interest’ section above. If a Portfolio Manager wishes to override ISS (or another independent third party) recommendation then this will be referred to the Proxy Voting Committee for review. Any decision by the Proxy Voting Committee to override the recommendation of an independent third party must demonstrate why it is considered to be in the interests of Barings’ clients.

ISS Proxy Voting Guidelines

A copy of ISS’s proxy voting guidelines can be found on the ISS Website at http://www.issgovernance.com/policy/2011/policy_information

Proxy Voting Policies and Procedures and Voting Records

A copy of these Proxy Voting Policies and Procedures as well as a record of how proxies have been voted for a client’s account will be provided to a client upon request. Clients may request a copy of these Proxy Voting Policies and Procedures and information about how the Companies voted proxies on the client’s behalf by contacting their client service representative.

Recordkeeping

The Barings Global Events team will retain electronically the following proxy voting documentation for a minimum of ten years from the date the activity took place:

•	Proxy Voting policies & procedures

•	Supporting documentation for any votes contrary to the Proxy voting policy guidelines

•	Supporting documentation for any votes cast against the recommendations of the third party voting provider

•	Periodic proxy voting Client reporting

•	Proxy Voting Committee Minutes

•	Proxy Voting Committee meeting documentation

In addition, the third party voting provider will retain the following proxy voting documentation for five years following termination of the contract:

•	Proxy statements containing rationale for each ISS recommendation

•	Meeting dates, resolutions and Management recommendations

•	Vote instructions (including any supporting material)

•	Records of each vote cast including totals

Note: Copies of financial reports including proxy statements can also be obtained from the US Securities and Exchange Commission (SEC) “Electronic Data Gathering, Analysis, and Retrieval” (EDGAR) system. This system can be accessed at http://www.sec.gov/edgar.shtml and records filings on all Companies, foreign and domestic).

APPENDIX A

PROXY VOTING COMMITTEE MEMBERS

1.	Head of Investment Operations (London)

2.	Head of Equities (London)

3.	Head of Compliance (London)

4.	Head of US Compliance (Boston)

5.	Team Leader – Global Events (London)

Item 8 – Portfolio Managers of Closed-End Management Investment Companies –

KHIEM TRONG DO —

(a)(1)	Khiem Trong Do, Head of Asia Multi-Asset, Baring Asset Management (Asia) Ltd.

Length of Service at Baring Asset Management (Asia) Ltd: 15 1/2 years with 35 years of investment experience in total. Manager of Asia Pacific Fund, Inc.: from July 2004 – present

Khiem became the Head of the Asia Multi-Asset group in 2006. He is a member of the Strategic Policy Group, the Asia Pacific Specialist Investment Team and a member of the Global Multi-Asset Group. Khiem joined Baring Asset Management in 1996 as an Investment Strategist for the Asia Pacific region from Citicorp Global Asset Management in Sydney, where he was the Chief Investment Officer, the chair of the Australian Asset

Allocation Committee, and a member of the CGAM International Asset Allocation Committee. Khiem’s prior experience includes seven years at Bankers Trust Australia and seven years at Equitilink Australia Ltd. Khiem received his B.A. in Economics (Hons.) from Macquarie University (Australia). He was designated an Associate Member of the Securities Institute of Australia (the Australian CFA equivalent) in 1979. Khiem is fluent in English, Vietnamese, and French.

Khiem Do is the lead fund manager for the Fund. He works closely with his research team, composed of nine other fund managers and analysts.

(a)(2)	In addition to the Fund, Mr. Do was also responsible for the day-to-day management of the portfolio of the following accounts as of March 31, 2012:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	—	—	—	—
Segregated Institutional	6	—	275.1	—
Other Pooled Investment Vehicles	1	—	98.9	—

There is no material conflict between the management of Asia Pacific Fund versus other funds.

COLIN NG —
(a)(1)	Colin Ng, Head of Asian Equities, Baring Asset Management (Asia) Ltd.

Length of Service at Baring Asset Management (Asia) Ltd: 2 1/4 year with 19 years of investment experience in total.

Mr. Ng is Head of Asian Equities and takes the lead role in the management of Asia ex Japan products and mandates. He joined Baring Asset Management in Dec 2009 from Manulife-MFC Global Investment Management where he was the Head of Asia Pacific Equities. Colin has extensive experience in the fund management industry; he was also the Head of Asia Equities and member of executive management team at UOB Asset Management in Singapore where he led a team successfully managing a range of Asian core and sectoral mandates. Colin has collected several accolades for his success as a portfolio manager; he has the 2007 Lipper Award for his United Asia Fund; his United Greater China Fund and United Asia Growth Opportunities Fund were MorningStar 4/5-Star rated. In addition, his United Regional Growth Fund was awarded best performing Asia Pacific equities fund by MorningStar in 2008. Colin holds a Bachelor of Accountancy (Hons) from the National University of Singapore and a Masters degree in Applied Finance from Macquarie University in Australia. Colin speaks English, Mandarin and Cantonese fluently.

(a)(2)	In addition to the Fund, Mr. Ng was also responsible for the day-to-day management of the portfolio of the following accounts as of March 31, 2012:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	—	—	—	—
Segregated Institutional	5	1	1560.5	16.8
Other Pooled Investment Vehicles	5	1	642.7	9.6

There is no material conflict between the management of Asia Pacific Fund versus other funds.

(a)(3)	Portfolio Managers are compensated via his/her annual salary plus potential for a performance bonus if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives.

(a)(4)	As of March 31, 2012, Mr. Do and Mr. Ng did not beneficially own any equity securities in the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certificationspursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Asia Pacific Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date May 18, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian A. Corris
Brian A. Corris
President and Principal Executive Officer

Date May 18, 2012

By (Signature and Title)*	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Chief Financial Officer

Date May 18, 2012

*	Print the name and title of each signing officer under his or her signature.